Exhibit 10.1

AMENDMENT OF PURCHASE AND SALE AGREEMENTS

AND LETTER AGREEMENT

This AMENDMENT OF PURCHASE AND SALE AGREEMENTS AND LETTER AGREEMENT (the “Amendment”) is entered into on this 28th day of August, 2015, by, between and among:  1(A) WARREN RESOURCES, INC., a Maryland corporation, (B) WARREN E&P, INC., a New Mexico corporation, and (C) WARREN ENERGY SERVICES, LLC, a Delaware limited liability company (collectively, “Warren” or “Seller”), whose addresses are 1331 17th Street, Suite 720, Denver, CO 80202; and (2) ESCALERA RESOURCES CO., a Maryland corporation (“Esclaera” or “Purchaser”), whose address is 1675 Broadway, Suite 2200, Denver, CO 80202.  Warren, Seller, Escalera and Purchaser may be referred to herein individually as a “Party” and collectively as the “Parties”.

REFERENCE is here made for all purposes to the following-described agreements:

A.            PURCHASE AND SALE AGREEMENT (Coalbed Methane Assets) dated June 16, 2015, effective April 1, 2015 between Warren, as Seller, and Escalera, as Purchaser (the “CBM PSA”);

B.            PURCHASE AND SALE AGREEMENT (Midstream Assets) dated June 16, 2015, effective April 1, 2015 between Warren, as Seller, and Escalera, as Purchaser (the “Midstream PSA”); and

C.            LETTER AGREEMENT dated June 16, 2015 concerning certain Deep Rights (as more particularly defined therein) between Warren, as Seller, and Escalera, as Purchaser (the “Letter Agreement”).

The terms, conditions and provisions of the CBM PSA, the Midstream PSA and the Letter Agreement are incorporated herein for all purposes by this specific reference.  The CBM PSA, the Midstream PSA and the Letter Agreement may be referred to herein collectively as the “PSAs”.

WHEREAS, all capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed thereto in the CBM PSA, the Midstream PSA and the Letter Agreement, as the case may be.

WHEREAS, the Parties are desirous of extending the Closing and Closing Date, and amending certain terms, conditions and provisions in the PSAs in order to accomplish the same.

NOW, THEREFORE, in return for valuable consideration received, and upon the mutual covenants, agreements and undertakings contained herein, the Parties agree as follows:

1.              CBM PSA AND MIDSTREAM PSA. The Parties mutually agree that Paragraph (a) of Section 9.1 — Time and Place of Closing, contained in Article 9 of both the CBM PSA and the Midstream PSA shall be deleted in its entirety and shall be replaced with the following new Paragraph (a):

“(a)                           Consummation of the purchase and sale transaction, as contemplated by this Agreement (the “Closing”), shall, unless otherwise agreed to in writing by Purchaser and Seller, take place at the offices of the Seller located in the Guaranty Bank Building in Denver, CO at 10:00 a.m., local time, on or before, but in no event later than, September 17, 2015, or if all conditions in Article 8 to be satisfied prior to Closing have not yet been satisfied or waived, then as soon thereafter as such conditions have been satisfied or waived, subject to the rights of the Parties under Article 10.”

2.              LETTER AGREEMENT.  Paragraph 2 of the Letter Agreement provides that the terms, conditions and provisions of the CBM PSA and the Midstream PSA are incorporated into the Letter Agreement.  Paragraph 10 of the Letter Agreement provides, in part, that the Parties specifically acknowledge and agree that the Closing of the transaction under the Letter Agreement shall occur simultaneously with the Closings under the CBM PSA and the Midstream PSA, and if the Closing under either or both does not occur, then Closing under the Letter Agreement shall not occur.  The Parties ratify and confirm paragraph 10 of the Letter Agreement, and agree that Closing shall occur as provided for therein.  If or to the extent necessary or required, the Parties agree to incorporate by reference amended paragraph (a) set forth above into the Letter Agreement, and agree that Closing under the Letter Agreement shall occur simultaneously with Closing under the CBM PSA and the Midstream PSA.

3.              EFFECT OF AMENDEMENT.  This Amendment supersedes, amends, replaces and revises the CBM PSA, the Midstream PSA and the Letter Agreement to the extent set forth herein, but not otherwise.

4.              RATIFICATION.  The Parties hereby ratify, confirm, approve, adopt and agree to be bound by and perform under and in accordance with the terms, conditions and provisions contained in PSAs, subject to and except to the extent modified, amended, deleted or superseded hereby.

5.              COUNTERPARTS.  This Amendment may be executed and delivered in one, more or multiple counterparts by original or facsimile execution; each of which shall be deemed an original instrument, and all of which taken together shall constitute one Agreement.

IN WITNESS WHEREOF the Parties have executed this Amendment on and as of the date first set forth above.

Seller:

WARREN RESOURCES, INC., a
Maryland corporation

By:	/s/ Lance Peterson
LANCE PETERSON, Chief Executive
Officer and President

WARREN E&P, INC., a
New Mexico corporation

By:	/s/ Lance Peterson
LANCE PETERSON, Chief Executive
Officer and President

WARREN ENERGY SERVICES, LLC, a
Delaware limited liability company

By:	/s/ Lance Peterson
LANCE PETERSON, Chief Executive
Officer and President of
Warren E&P, Inc., Sole Manager

Purchaser:

ESCALERA RESOURCES CO., a
Maryland corporation

By:	/s/ Gary S. Grinsfelder
GARY S. GRINSFELDER, Vice
President, Mergers and Acquisitions